UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2019
HIGHLANDS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-27622	54-1796693
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

340 West Main Street
Abingdon, Virginia 24210-1128
(Address of principal executive offices, including zip code)

(276) 628-9181
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Item 1.02.	Termination of a Material Definitive Agreement.

On May 21, 2019, the Board of Governors of the Federal Reserve System announced the termination of the written agreement with Highlands Bankshares, Inc. ("Company") and the Company’s subsidiary Highlands Union Bank.

The written agreement was initially reported in the Company's Form 8-K filed October 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 21, 2019	HIGHLANDS BANKSHARES, INC.

		By:	/s/ John H. Gray
John H. Gray
Chief Financial Officer